UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2024

Onconetix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41294	83-2262816
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 E. Fifth Street, Suite 1900 Cincinnati, Ohio	45202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 620-4101

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	ONCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported in a Current Report on Form 8-K/A filed with the Securities and Exchange Commission on December 27, 2023, Onconetix, Inc. (the “Company”) entered into a Subscription Agreement (the “Subscription Agreement”) with an investor (the “Investor”) for a private placement of $5.0 million (the “Aggregate Purchase Price”) of units (the “Units”), each Unit comprised of (i) one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) and (ii) one pre-funded warrant to purchase 0.3 shares of Common Stock at an exercise price of $0.001 per share.

On January 23, 2024, the Company issued a non-convertible debenture (the “Debenture”) to the Investor in the principal sum of $5.0 million, the payment of which shall offset the Aggregate Purchase Price for the Units pursuant to the Subscription Agreement.

The Debenture has an interest rate of 4.0% per annum, and the principal and accrued interest are repayable in full upon the earlier of (i) the closing under the Subscription Agreement and (ii) June 30, 2024. Additionally, the $5.0 million subscription amount under the Subscription Agreement shall be increased by the amount of interest payable under the Debenture.

A copy of the Debenture is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the Debenture is qualified in its entirety by reference thereto.

Item 3.02 Unregistered Sales of Equity Securities.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The issuance of the Debenture was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended and/or Regulation D promulgated thereunder.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Debenture, dated January 23, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Onconetix, Inc.

Date: January 29, 2024	By:	/s/ Bruce Harmon
Bruce Harmon
Chief Financial Officer

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